UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
June 18, 2020
Date of Report (Date of earliest event reported)
NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)
Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, including area code: (503) 226-4211
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Northwest Natural Holding Company        Emerging growth company          ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2020, the Board elected the Honorable Dave McCurdy, to the Board as a Class I director effective July 1, 2020, for a term expiring on the date of the Company’s 2021 Annual Meeting of Shareholders. He was also elected to the Board of Directors of Northwest Natural Gas Company, the Company’s wholly owned subsidiary (NW Natural), commencing July 1, 2020.
Hon. McCurdy served as President and CEO of the American Gas Association (AGA) from February 2011 to March 2019, representing over 200 natural gas energy and pipeline utilities. From 2007 to January 2011, Hon. McCurdy served as President and CEO of the Alliance of Automobile Manufacturers, an organization of the thirteen largest global auto manufacturers. From 1999 to 2006, Hon. McCurdy served as President and CEO of the Electronic Industries Alliance (EIA) crafting domestic and international policies for EIA’s nearly 1,300-member companies. In 2001, he co-founded the Internet Security Alliance between EIA and the Software Engineering Institute of Carnegie Mellon University. From 1995 to 1999, Hon. McCurdy was the President and CEO of the McCurdy Group, a business consulting and investment practice, serving as a strategic advisor for health care, defense manufacturing and other sectors. Hon. McCurdy served seven terms as a United States Congressman in the United States House of Representatives for the 4th District of Oklahoma from 1981 to 1995. Hon. McCurdy’s distinguished career in Congress included attaining numerous leadership positions, such as Chair of the House Intelligence Committee and Chair of the subcommittees of the Armed Services Committee and the House Committee on Science, Space, and Technology. Hon. McCurdy also practiced law both as an Assistant Attorney General for the State of Oklahoma and in private practice from 1975 to 1980. Hon. McCurdy is a 1972 graduate of the University of Oklahoma and received his JD in 1975 from Oklahoma Law School. As a Rotary International Graduate Fellow, he studied international economics at the University of Edinburgh. He also held a commission in the United States Air Force Reserve, attaining the rank of major and serving as a judge advocate general. Hon. McCurdy received the 2017 Business-Government Relations Award from the Bryce Harlow Foundation for honesty, integrity, and strategic leadership. Hon. McCurdy has served on the board of directors of LMI, a private defense consulting company headquartered in McLean, Virginia from 2011 to present and is a member of its audit and finance committees. He also serves as an industry expert on the TSA Surface Transportation Security Advisory Committee and on the subcommittee for cybersecurity.
The Board of Directors affirmatively determined that Hon. McCurdy qualifies as an “independent director” in accordance with the New York Stock Exchange listing standards and the Company’s Director Independence Standards. Hon. McCurdy has not yet been appointed to any of the Board’s committees. The Board will consider the committees to which Hon. McCurdy will be appointed at subsequent Board meetings. The Company is currently and has historically been a member of the AGA, for which Hon. McCurdy served as President and CEO beginning in February 2011, concluding his position in March 2019.
Hon. McCurdy will receive compensation for his services consisting of a cash retainer, and cash meeting fees under the Company’s director compensation programs applicable to non-employee members of the Board as described in the Company’s proxy statement for its 2020 annual meeting of shareholders. Hon. McCurdy entered into the standard indemnification agreement, effective July 1, 2020, with each of the Company and NW Natural, which each of the Company and NW Natural offers to its executive officers and directors referenced as Exhibit 101 and Exhibit 10k, respectively, to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2019.
In connection with Hon. McCurdy’s appointment to the Board, the Board increased the number of directors comprising the Board from 11 to 12 directors, effective July 1, 2020.

Forward-Looking Statements
This report, and other presentations made by the Company from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, timing, goals, strategies, future events, and other statements that are other than statements of historical facts.
Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors,” and Part II, Item 7 and Item 7A “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in the Company's most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and “Quantitative and Qualitative Disclosures About Market Risk,” and Part II, Item 1A, “Risk Factors,” in the Company's quarterly reports filed thereafter.
All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.
Item 7.01 Regulation FD Disclosure
On June 22, 2020, the Company issued a press release announcing the appointment of Hon. McCurdy to the Board. A copy of the press release is attached as Exhibit 99.1.
The information contained in this Item 7.01 and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index below.
EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated June 22, 2020 (furnished pursuant to Item 7.01 hereof).

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: June 22, 2020	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer &
Corporate Secretary